Pro Forma Information of Results of Operations (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Business Acquisition [Line Items]
Net revenue	$ 69,403
Loss from operations	(50,378)
Net loss	(1,570)
Net income attributable to GigaMedia	$ 255
Basic earnings per share attributable to GigaMedia	$ 0.00
Diluted earnings per share attributable to GigaMedia	$ 0.00